UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2026

H.B. Fuller Company
(Exact Name of Company as Specified in Charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, Minnesota	55164-0683
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (651) 236-5900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Notes Offering

H.B. Fuller Company (the “Company”) today commenced an offering of $950 million aggregate principal amount of new senior unsecured notes due 2034 (the “Notes”), subject to market and other customary conditions, in a private offering (the “Notes Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to use the proceeds from the Notes Offering, together with other available cash and borrowings, to fund the purchase price for the acquisition (the “Acquisition”) of Advanced Medical Solutions Group plc (“AMS”) and any related fees and expenses, including certain AMS net debt and other balance sheet items, to repay other borrowings under the Company’s Second Amended and Restated Credit Agreement, dated as of February 15, 2023, as may be amended from time to time, to fund the repayment or redemption of the Company’s 4.000% notes due February 15, 2027, and for other general corporate purposes.

If the Acquisition is not consummated on or before June 25, 2027 (as such date may be extended but not beyond the first anniversary of the issue date of the Notes) (the “Outside Date”) or the Company notifies the trustee stating that it has determined that the Co-operation Agreement that the Company entered into on June 25, 2026 with AMS and H.B. Fuller Medical Adhesive Technologies Inc. has been terminated and the Acquisition will not occur on or before the Outside Date, then the Company will be required to redeem $450 million of the Notes at a redemption price equal to 100% of the initial issue price thereof, plus accrued and unpaid interest from the issue date of the Notes to, but excluding, the redemption date.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Combined Financial Information

In connection with the Notes Offering, the Company provided potential investors with certain unaudited pro forma financial information of the Company and AMS (the “pro forma financial information”). The financial information in respect of the Company presented in the pro forma financial information for the twelve-month period ended August 29, 2026 has been prepared by combining financial information for the year ended November 29, 2025 with financial information for the nine months ended August 29, 2026 and subtracting financial information for the nine months ended August 30, 2025. The financial information in respect of AMS presented in the pro forma financial information for the twelve-month period ended June 30, 2026 has been prepared by combining financial information for the year ended December 31, 2025 with financial information for the six months ended June 30, 2026 and subtracting financial information for the six months ended June 30, 2025. Historical results are not necessarily indicative of future operating results and financial position, and the Company’s results for the nine months ended August 29, 2026 and AMS’s results for the six months ended June 30, 2026 are not necessarily indicative of the results that can be expected for the year ending November 28, 2026 and December 31, 2026, respectively. The pro forma financial information has not prepared in accordance with Article 11 of Regulation S-X.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor for Forward-Looking Statements:

         Certain statements in this Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, including those regarding the pending offering of the Notes, the anticipated use of proceeds and the Company’s financial results after the Acquisition. These statements are subject to various risks and uncertainties, including but not limited to the following: whether the offering of Notes will be completed, whether the Company will be able to satisfy the conditions required to close the sale of the Notes, the fact that the Company’s management will have broad discretion in the use of the proceeds from any sale of the Notes, whether the Acquisition will be consummated, whether the Company’s financial results after giving effect to the Acquisition will align with its expectations, and other risks and uncertainties can be found in the “Risk Factors” section of the Company’s Form 10-K filings, and any updates to the risk factors in its Form 10-Q and 8-K filings with the Securities and Exchange Commission, but there may be other risks and uncertainties that the Company is unable to identify at this time or that the Company does not currently expect to have a material impact on the business. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake to update or revise any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Unaudited Pro Forma Financial Information of the Combined Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2026

H.B. FULLER COMPANY

By:	/s/ Gregory O. Ogunsanya
Gregory O. Ogunsanya
Senior Vice President, General Counsel and Corporate Secretary

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